                                                                      EXHIBIT 21

                            MURPHY OIL CORPORATION

            SUBSIDIARIES OF THE REGISTRANT AS OF DECEMBER 31, 1998

                                                                                                           Percentage
                                                                                                           of Voting
                                                                                                           Securities
                                                                                 State or Other             Owned by
                                                                                  Jurisdiction             Immediate
               Name of Company                                                  of Incorporation             Parent
---------------------------------------------------                             ----------------           ---------
MURPHY OIL CORPORATION (REGISTRANT)
    A.  El Dorado Engineering Inc.                                                  Delaware                  100.0
        1. El Dorado Contractors Inc.                                               Delaware                  100.0
    B.  Murphy Eastern Oil Company                                                  Delaware                  100.0
    C.  Murphy Exploration & Production Company (formerly Ocean
         Drilling & Exploration Company)                                            Delaware                  100.0
        1. Canam Offshore A. G. (Switzerland)                                       Switzerland               100.0
        2. Canam Offshore Limited                                                   Bahamas                   100.0
           a.  Murphy Ireland Offshore Limited                                      Bahamas                   100.0
           b.  Ocean Drilling Limited                                               Bahamas                   100.0
        3. El Dorado Exploration, S.A.                                              Delaware                  100.0
        4. Mentor Holding Corporation                                               Delaware                  100.0
           a.  Mentor Excess and Surplus Lines Insurance Company                    Delaware                  100.0
           b.  Mentor Insurance and Reinsurance Company                             Louisiana                 100.0
           c.  Mentor Insurance Limited                                             Bermuda                  99.993
               (1) Mentor Insurance Company (U.K.) Limited                          England                   100.0
               (2) Mentor Underwriting Agents (U.K.) Limited                        England                   100.0
        5. MEPCO Venezuela, Ltd.                                                    Bahamas                   100.0
        6. Murphy Bangladesh Oil Company                                            Delaware                  100.0
        7. Murphy Brazil Exploracao e Producao de Petroleo e Gas Ltda.
            (see company C21a below)                                                Brazil                     90.0
        8. Murphy Building Corporation                                              Delaware                  100.0
        9. Murphy Central Asia Oil Co., Ltd.                                        Bahamas                   100.0
       10. Murphy Denmark Oil Company                                               Delaware                  100.0
       11. Murphy Ecuador Oil Company Ltd.                                          Bermuda                   100.0
       12. Murphy Equatorial Guinea Oil Company                                     Delaware                  100.0
       13. Murphy Exploration (Alaska), Inc.                                        Delaware                  100.0
       14. Murphy Falklands Oil Co., Ltd.                                           Bahamas                   100.0
       15. Murphy Faroes Oil Co., Ltd.                                              Bahamas                   100.0
       16. Murphy France Oil Company                                                Delaware                  100.0
       17. Murphy Indus Energy Ltd.                                                 Bahamas                   100.0
       18. Murphy Ireland Oil Company                                               Delaware                  100.0
       19. Murphy Italy Oil Company                                                 Delaware                  100.0
       20. Murphy New Zealand Oil Company                                           Delaware                  100.0
       21. Murphy Overseas Ventures Inc.                                            Delaware                  100.0
           a.  Murphy Brazil Exploracao e Producao de Petroleo e Gas Ltda.
               (see company C7 above)                                               Brazil                     10.0
       22. Murphy Pacific Rim, Ltd.                                                 Bahamas                   100.0
       23. Murphy Pakistan Oil Company                                              Delaware                  100.0
       24. Murphy Philippines Oil Co., Ltd.                                         Bahamas                   100.0
       25. Murphy Sabah Oil Co., Ltd.                                               Bahamas                   100.0
       26. Murphy Sarawak Oil Co., Ltd.                                             Bahamas                   100.0
       27. Murphy Somali Oil Company                                                Delaware                  100.0
       28. Murphy South Asia Oil Co., Ltd.                                          Bahamas                   100.0
       29. Murphy South Atlantic Oil Company                                        Delaware                  100.0

                                   Ex. 21-1

                                                             EXHIBIT 21 (Contd.)

                            MURPHY OIL CORPORATION

        SUBSIDIARIES OF THE REGISTRANT AS OF DECEMBER 31, 1998 (Contd.)

                                                                                                           Percentage
                                                                                                            of Voting
                                                                                                           Securities
                                                                                State or Other              Owned by
                                                                                 Jurisdiction              Immediate
                Name of Company                                                of Incorporation              Parent
------------------------------------------------------                         ----------------            ---------
MURPHY OIL CORPORATION (REGISTRANT) - Contd.
    C.  Murphy Exploration & Production Company - Contd.
       30. Murphy-Spain Oil Company                                                 Delaware                  100.0
       31. Murphy Venezuela Oil Company, S.A.                                       Panama                    100.0
       32. Murphy Western Oil Company                                               Delaware                  100.0
       33. Murphy Yemen Oil Company                                                 Delaware                  100.0
       34. Norske Murphy Oil Company                                                Delaware                  100.0
       35. Norske Ocean Exploration Company                                         Delaware                  100.0
       36. Ocean Exploration Company                                                Delaware                  100.0
       37. Ocean France Oil Company                                                 Delaware                  100.0
       38. Ocean Gabon Oil Company                                                  Delaware                  100.0
       39. Ocean International Finance Corporation                                  Delaware                  100.0
       40. Odeco Drilling (UK) Limited                                              England                   100.0
       41. Odeco Gabon Oil Company                                                  Delaware                  100.0
       42. Odeco International Corporation                                          Panama                    100.0
       43. Odeco Italy Oil Company                                                  Delaware                  100.0
       44. Sub Sea Offshore (M) Sdn. Bhd.                                           Malaysia                   60.0
    D.  Murphy Oil Company, Ltd.                                                    Canada                    100.0
        1. 340236 Alberta Ltd.                                                      Canada                    100.0
        2. Murphy Atlantic Offshore Finance Company Ltd.                            Canada                    100.0
        3. Murphy Atlantic Offshore Oil Company Ltd.                                Canada                    100.0
        4. Spur Refined Products Ltd.                                               Canada                    100.0
        5. Wascana Pipe Line Ltd.                                                   Canada                    100.0
    E.  Murphy Oil USA, Inc.                                                        Delaware                  100.0
        1. Arkansas Oil Company                                                     Delaware                  100.0
        2. Murphy Gas Gathering Inc.                                                Delaware                  100.0
        3. Murphy Latin America Refining & Marketing, Inc.                          Delaware                  100.0
        4. Murphy LOOP, Inc.                                                        Delaware                  100.0
        5. Murphy Oil Trading Company (Eastern)                                     Delaware                  100.0
        6. Spur Oil Corporation                                                     Delaware                  100.0
        7. Superior Crude Oil Trading Company                                       Delaware                  100.0
    F.  Murphy Realty Inc.                                                          Delaware                  100.0
    G.  Murphy Ventures Corporation                                                 Delaware                  100.0
    H.  New Murphy Oil (UK) Corporation                                             Delaware                  100.0
        1. Murphy Petroleum Limited                                                 England                   100.0
           a.  Alnery No. 166 Ltd.                                                  England                   100.0
           b.  H. Hartley (Doncaster) Ltd.                                          England                   100.0
           c.  Murco Petroleum Limited                                              England                   100.0
               (1) European Petroleum Distributors Ltd.                             England                   100.0
               (2) Murco Petroleum (Ireland) Ltd.                                   Ireland                   100.0
    I.  Rowel Corporation                                                           Delaware                  100.0


                                   Ex. 21-2